EXHIBIT 99.1

Whole Foods Market Reports Third Quarter 2017 Results

Company Produces Record Q3 Sales of $3.7 Billion; GAAP EPS of $0.33; and Adjusted EPS of $0.36

AUSTIN, Texas, July 26, 2017 (GLOBE NEWSWIRE) -- Whole Foods Market, Inc. (NASDAQ:WFM) today reported results for the 12-week third quarter ended July 2, 2017. For the quarter, total sales increased 0.6% to a record $3.7 billion, and comparable store sales decreased 1.9%. Net income was $106 million, or 2.8% of sales; diluted earnings per share were $0.33; and earnings before interest, taxes, depreciation and amortization (“EBITDA”) were $293 million, or 7.9% of sales. The Company produced operating cash flow of $277 million, free cash flow of $145 million, and returned $44 million in dividends to shareholders, ending the quarter with $1.5 billion of total available capital and $1.0 billion in total debt. Results included charges of $14 million, or $0.03 per diluted share, related to advisory fees.  Excluding these charges, diluted earnings per share were $0.36. Please refer to the reconciliation of GAAP measures to non-GAAP measures at the end of this release.

Recent Merger Announcement
On June 16, 2017, Amazon.com and Whole Foods Market, Inc. announced a definitive merger agreement under which Amazon.com will acquire Whole Foods Market for $42 per share in an all-cash transaction valued at approximately $13.7 billion, including Whole Foods Market’s net debt. As such, the Company will not be updating its outlook for fiscal 2017 or longer-term targets and will not be holding a conference call to discuss the Company’s financial results for the third quarter ended July 2, 2017. Completion of the transaction is subject to approval by Whole Foods Market's shareholders, regulatory approvals and other customary closing conditions. The parties expect to close the transaction during the second half of 2017.

“For the quarter, we delivered record sales and free cash flow, and returned $44 million in dividends to our shareholders,” said John Mackey, co-founder and chief executive officer of Whole Foods Market. “Our comparable store sales improved sequentially on a one- and two-year basis in the third quarter, and that momentum has accelerated 220 basis points in the fourth quarter, resulting in positive overall comps for the first three weeks.”

Growth and Development
In the third quarter, the Company opened six stores, including one relocation.  In the fourth quarter, the Company has opened two stores, and expects to open two additional Whole Foods Market stores and two Whole Foods Market 365 stores, including one relocation.

Year-to-Date Results
For the 40-week period ended July 2, 2017, total sales increased 1.3% to $12.4 billion and comparable store sales decreased 2.4%. Net income was $300 million, or 2.4% of sales; diluted earnings per share were $0.94; EBITDA was $941 million, or 7.6% of sales; and return on invested capital was 10%. The Company produced operating cash flow of $901 million, free cash flow of $393 million, and returned $132 million in capital to shareholders through dividends and share repurchases.

About Whole Foods Market
Founded in 1978 in Austin, Texas, Whole Foods Market is the leading natural and organic foods supermarket, the first national “Certified Organic” grocer, and uniquely positioned as America’s Healthiest Grocery Store™. In fiscal year 2016, the Company had sales of approximately $16 billion and currently has over 465 stores in the United States, Canada, and the United Kingdom. Whole Foods Market employs approximately 87,000 team members and has been ranked for 20 consecutive years as one of the “100 Best Companies to Work For” in America by Fortune magazine. For more information, please visit www.wholefoodsmarket.com.

Disclaimer on Forward-looking Statements
Certain statements in this press release and from time to time in other filings with the Securities and Exchange Commission, news releases, reports, and other written and oral communications made by us and our representatives, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and include references to assumptions and relate to our future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that are based on the Company’s current assumptions and involve risks and uncertainties that may cause our actual results to be materially different from such forward-looking statements and could materially adversely affect our business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain the approval of Whole Foods Market’s shareholders or required regulatory clearances or the failure to satisfy any of the other closing conditions to the Merger; potential disruption of management’s attention from Whole Foods Market’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability of Whole Foods Market to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, changes in overall economic conditions that impact consumer spending, including fuel prices and housing market trends, the impact of competition and other factors which are often beyond the control of the Company, as well other risks listed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 and Quarterly Report on Form 10-Q for the second quarter ended April 9, 2017, and other risks and uncertainties not presently known to us or that we currently deem immaterial. We wish to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. We do not undertake any obligation to update forward-looking statements.

Important Additional Information and Where to Find It
In connection with the proposed transaction, Whole Foods Market has filed with the SEC a definitive proxy statement and other documents relating to the transaction, including a form of proxy card, on July 21, 2017. The definitive proxy statement and form of proxy card have been mailed to Whole Foods Market’s shareholders. BEFORE MAKING ANY VOTING DECISION, WHOLE FOODS MARKET’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that Whole Foods Market files with the SEC (when available) from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com/. In addition, the definitive proxy statement and other documents filed by Whole Foods Market with the SEC (when available) may be obtained from Whole Foods Market free of charge by directing a request to Investor Relations, Whole Foods Market, Inc., 550 Bowie Street, Austin, TX 78703, investor.relations@wholefoods.com, Phone: 512-542-0204. Media inquiries can be directed to Brooke Buchanan at Brooke.Buchanan@wholefoods.com, Phone: 512-542-0751.

Certain Participants in the Solicitation
Whole Foods Market, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whole Foods Market shareholders with respect to shareholder approval of the proposed acquisition of Whole Foods Market. Information regarding the names of Whole Foods Market’s directors and executive officers and their respective interests in Whole Foods Market by security holdings or otherwise is set forth in Whole Foods Market’s definitive proxy statement filed with the SEC on July 21, 2017. To the extent holdings of such participants in Whole Foods Market’s securities are not reported, or have changed since the amounts described in the definitive proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com.

Whole Foods Market, Inc.
Consolidated Statements of Operations (unaudited)
(In millions, except per share amounts)

	12 weeks ended		40 weeks ended
	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Sales	$3,725	$3,703	$12,381	$12,227
Cost of goods sold and occupancy costs	2,457	2,417	8,189	8,010
Gross profit	1,268	1,286	4,192	4,217
Selling, general and administrative expenses	1,072	1,057	3,546	3,458
Operating income before pre-opening and store closure	196	229	646	759
Pre-opening expenses	13	18	46	49
Relocation, store closure and lease termination costs	3	2	77	8
Operating income	180	209	523	702
Interest expense	(11)	(12)	(37)	(30)
Investment and other income (expense)	4	(1)	6	8
Income before income taxes	173	196	492	680
Provision for income taxes	67	76	192	261
Net income	$106	$120	$300	$419

Basic earnings per share	$0.33	$0.37	$0.94	$1.27
Weighted average shares outstanding	319.4	320.6	319.7	328.4

Diluted earnings per share	$0.33	$0.37	$0.94	$1.27
Weighted average shares outstanding, diluted basis	320.3	321.2	320.2	329.3

Dividends declared per common share	$0.18	$0.135	$0.46	$0.405

A reconciliation of the numerators and denominators of the basic and diluted earnings per share calculations follows:
	12 weeks ended		40 weeks ended
	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net income
(numerator for basic and diluted earnings per share)	$106	$120	$300	$419
Weighted average common shares outstanding
(denominator for basic earnings per share)	319.4	320.6	319.7	328.4
Incremental common shares attributable to dilutive
effect of share-based awards	0.9	0.6	0.5	0.9
Weighted average common shares outstanding and
potential additional common shares outstanding
(denominator for diluted earnings per share)	320.3	321.2	320.2	329.3

Basic earnings per share	$0.33	$0.37	$0.94	$1.27
Diluted earnings per share	$0.33	$0.37	$0.94	$1.27

Whole Foods Market, Inc.
Consolidated Statements of Comprehensive Income (unaudited)
(In millions)

	12 weeks ended		40 weeks ended
	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net income	$106	$120	$300	$419
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	4	(1)	2	(1)
Other comprehensive income (loss), net of tax	4	(1)	2	(1)
Comprehensive income	$110	$119	$302	$418

Whole Foods Market, Inc.
Consolidated Balance Sheets (unaudited)
(In millions)

Assets	July 2, 2017	September 25, 2016
Current assets:
Cash and cash equivalents	$279	$351
Short-term investments - available-for-sale securities	720	379
Restricted cash	124	122
Accounts receivable	246	242
Merchandise inventories	483	517
Prepaid expenses and other current assets	117	167
Deferred income taxes	222	197
Total current assets	2,191	1,975
Property and equipment, net of accumulated depreciation and amortization	3,482	3,442
Long-term investments - available-for-sale securities	24	-
Goodwill	710	710
Intangible assets, net of accumulated amortization	70	74
Deferred income taxes	87	100
Other assets	46	40
Total assets	$6,610	$6,341

Liabilities and Shareholders’ Equity
Current liabilities:
Current installments of long-term debt and capital lease obligations	$2	$3
Accounts payable	305	307
Accrued payroll, bonus and other benefits due team members	391	407
Dividends payable	58	43
Other current liabilities	568	581
Total current liabilities	1,324	1,341
Long-term debt and capital lease obligations, less current installments	1,046	1,048
Deferred lease liabilities	678	640
Other long-term liabilities	104	88
Total liabilities	3,152	3,117

Commitments and contingencies	-

Shareholders’ equity:
Common stock, no par value, 1,200 shares authorized;
376.8 and 377.0 shares issued at 2017 and 2016, respectively; 320.1 and 318.3 shares outstanding
at 2017 and 2016, respectively	2,946	2,933
Common stock in treasury, at cost, 56.7 and 58.7 shares at 2017 and 2016, respectively	(1,959)	(2,026)
Accumulated other comprehensive loss	(30)	(32)
Retained earnings	2,501	2,349
Total shareholders’ equity	3,458	3,224
Total liabilities and shareholders’ equity	$6,610	$6,341

Whole Foods Market, Inc.
Consolidated Statements of Cash Flows (unaudited)
(In millions)

	40 weeks ended
	July 2, 2017	July 3, 2016
Cash flows from operating activities
Net income	$300	$419
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	417	376
Share-based payment expense	30	39
LIFO expense	6	1
Deferred income tax (benefit) expense	(13)	16
Excess tax benefit related to exercise of team member stock options	(5)	(4)
Accretion of premium/discount on marketable securities	1	1
Deferred lease liabilities	50	31
Other	10	7
Net change in current assets and liabilities:
Accounts receivable	(2)	(100)
Merchandise inventories	29	(25)
Prepaid expenses and other current assets	53	(39)
Accounts payable	(2)	(2)
Accrued payroll, bonus and other benefits due team members	(16)	(27)
Other current liabilities	28	57
Net change in other long-term liabilities	15	14
Net cash provided by operating activities	901	764
Cash flows from investing activities
Development costs of new locations	(291)	(295)
Other property and equipment expenditures	(217)	(226)
Purchases of available-for-sale securities	(767)	(311)
Sales and maturities of available-for-sale securities	401	375
Payment for purchase of acquired entities, net of cash acquired	-	(11)
Other investing activities	(13)	(12)
Net cash used in investing activities	(887)	(480)
Cash flows from financing activities
Purchases of treasury stock	-	(929)
Common stock dividends paid	(132)	(133)
Issuance of common stock	43	17
Excess tax benefit related to exercise of team member stock options	5	4
Proceeds from long-term borrowings	-	999
Proceeds from revolving line of credit	-	300
Payments on long-term debt and capital lease obligations	(3)	(306)
Other financing activities	(1)	(9)
Net cash used in financing activities	(88)	(57)
Effect of exchange rate changes on cash and cash equivalents	4	4
Net change in cash, cash equivalents, and restricted cash	(70)	231
Cash, cash equivalents, and restricted cash at beginning of period	473	364
Cash, cash equivalents, and restricted cash at end of period	$403	$595

Supplemental disclosure of cash flow information:
Federal and state income taxes paid	$181	$357
Interest paid	$53	$27

Whole Foods Market, Inc.
Non-GAAP Financial Measures (unaudited)
(In millions)

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides information regarding Adjusted Diluted Earnings per Share ("EPS"), Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), and Free Cash Flow in the press release as additional information about its operating results. These measures are not in accordance with, or an alternative to, GAAP. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation.

The Company defines Adjusted Diluted EPS as net income plus charges for advisory fees, store and facility closures and Mr. Robb's separation agreement divided by the weighted average shares outstanding and potential additional common shares outstanding. The following is a tabular reconciliation of the non-GAAP financial measures Adjusted Diluted EPS to GAAP Diluted EPS and EBITDA to GAAP net income, which the Company believes to be the most directly comparable GAAP financial measures.

	12 weeks ended		40 weeks ended
Adjusted Diluted Earnings per Share (EPS)	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net income	$106	$120	$300	$419
Advisory fees, net of tax	8	-	8	-
Store and facility closures, net of tax	-	-	38	-
Mr. Robb's separation agreement, net of tax	-	-	8	-
Adjusted Net income	$114	$120	$354	$419

Adjusted Diluted Earnings per Share	$0.36	$0.37	$1.11	$1.27
Weighted average shares outstanding	320.3	321.2	320.2	329.3

	12 weeks ended		40 weeks ended
EBITDA	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net income	$106	$120	$300	$419
Provision for income taxes	67	76	192	261
Interest expense	11	12	37	30
Investment and other (income) expense	(4)	1	(6)	(8)
Operating income	180	209	523	702
Depreciation and amortization	113	117	418	376
EBITDA	$293	$326	$941	$1,078

The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures. The following is a tabular reconciliation of the Free Cash Flow non-GAAP financial measure.

	12 weeks ended		40 weeks ended
Free Cash Flow	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net cash provided by operating activities	$277	$189	$901	$764
Development costs of new locations	(64)	(98)	(291)	(295)
Other property and equipment expenditures	(68)	(85)	(217)	(226)
Free Cash Flow	$145	$6	$393	$243

Net cash used in investing activities	407	293	887	480
Net cash used in financing activities	7	231	88	57

Whole Foods Market, Inc.
Non-GAAP Financial Measures (unaudited)
(In millions)

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides information regarding Return on Invested Capital (“ROIC”) and Adjusted ROIC as additional information about its operating results. These measures are not in accordance with, or an alternative to, GAAP. The Company’s management believes this presentation provides useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses this measure for reviewing the financial results of the Company as well as a component of incentive compensation. The Company defines ROIC as ROIC earnings divided by average invested capital. ROIC earnings and adjustments to ROIC earnings are defined in the following tabular reconciliation. Invested capital reflects a trailing four-quarter average.

	52 weeks ended
ROIC	July 2, 2017	July 3, 2016
Net income	$388	$475
Interest expense, net of tax	30	18
ROIC earnings	418	493
Total rent expense, net of tax[1]	298	279
Estimated depreciation on capitalized operating leases, net of tax[2]	(199)	(186)
ROIC earnings, including the effect of capitalized operating leases	$517	$586

Average working capital, excluding current portion of long-term debt	$715	$598
Average property and equipment, net	3,445	3,240
Average other assets	942	1,016
Average other liabilities	(748)	(682)
Average invested capital	4,354	4,172
Average estimated asset base of capitalized operating leases[3]	3,927	3,632
Average invested capital, including the effect of capitalized operating leases	$8,281	$7,804

ROIC	9.6%	11.8%
ROIC, including the effect of capitalized of operating leases	6.2%	7.5%

Adjusted ROIC
Net income	$388	$475
Interest expense, net of tax	30	18
Adjustments, net of tax[4]	57	48
Adjusted ROIC earnings	475	541
Total rent expense, net of tax[1]	298	279
Estimated depreciation on capitalized operating leases, net of tax[2]	(199)	(186)
Adjusted ROIC earnings, including the effect of capitalized operating leases	$574	$634

Average working capital, excluding current portion of long-term debt	$715	$598
Average property and equipment, net	3,445	3,240
Average other assets	942	1,016
Average other liabilities	(748)	(682)
Average invested capital	4,354	4,172
Average estimated asset base of capitalized operating leases[3]	3,927	3,632
Average invested capital, including the effect of capitalized operating leases	$8,281	$7,804

Adjusted ROIC	10.9%	13.0%
Adjusted ROIC, including the effect of capitalized operating leases	6.9%	8.1%

[1] Total rent includes minimum base rent of all tendered leases
[2] Estimated depreciation equals two-thirds of total rent expense
[3] Estimated asset base equals eight times total rent expense
[4] Adjustments include charges related to advisory fees, Mr. Robb's separation agreement, store and facility closures and asset impairments, as well as the Q4 2015 restructuring charge

Investor Relations Contact:
Cindy McCann
VP of Investor Relations
512.542.0204

Media Contact:
Brooke Buchanan
Brooke.Buchanan@wholefoods.com
512.542.0751